UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 28, 2017

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On April 28, 2017, Apogee Enterprises, Inc., a Minnesota corporation (“Apogee”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with EFCO Corporation, a Missouri corporation (“EFCO”), and Pella Corporation, an Iowa corporation (“Pella”). Under the terms of the Stock Purchase Agreement, Apogee agreed to purchase from Pella all of the outstanding shares of capital stock of EFCO (the “Shares”). EFCO is a manufacturer of architectural aluminum window, curtain wall, storefront and entrance systems for commercial construction projects.

The purchase price for the Shares is equal to an aggregate amount of $195,000,000, subject to adjustments for available cash and net working capital (the “Purchase Price”). The Purchase Price consists of (i) a one-time cash payment in an amount equal to $187,500,000 due at closing and (ii) three installment payments of $2,500,000 due on the first three anniversaries of the closing date. Apogee expects to fund the payment of the Purchase Price with available cash and an increase in the aggregate loan commitment under its existing revolving credit facility. Apogee expects to increase this aggregate loan commitment between signing and closing.

The Stock Purchase Agreement contains customary representations and warranties by Apogee, EFCO and Pella as well as customary covenants and agreements, including with respect to the operations of the business of EFCO between signing and closing, restrictions on Pella and its affiliates regarding soliciting and responding to alternative business combination transactions, non-competition and employee non-solicitation restrictions on Pella and its affiliates, governmental filings and approvals, and other matters.

The Stock Purchase Agreement also contains customary conditions to closing, including, among other things, the representations and warranties of Pella, EFCO and Apogee being true and correct at the closing, except where any inaccuracies would not have a material adverse effect; performance by Pella, EFCO and Apogee of the covenants and agreements in the Stock Purchase Agreement; the absence of any material adverse effect; and receipt of required antitrust approvals, in each case as detailed in the Stock Purchase Agreement. Receipt of financing by Apogee is not a condition to Apogee’s obligations under the Stock Purchase Agreement.

Under the terms of the Stock Purchase Agreement, Pella agrees to indemnify Apogee for certain matters, including breaches by Pella or EFCO of specified representations and warranties, covenants included in the Stock Purchase Agreement, and payment obligations involving transaction expenses and intercompany indebtedness. Similarly, under the terms of the Stock Purchase Agreement, Apogee agrees to indemnify Pella for certain matters, including breaches by Apogee of specified representations and warranties and covenants included in the Stock Purchase Agreement. The parties’ respective indemnification obligations for breaches of certain representations and warranties apply only to the extent that the other party’s losses exceed a deductible of $975,000 and are capped at a maximum amount of $975,000; however, certain fundamental representations and warranties are not subject to any deductible or cap.

Apogee is required to enter into a binder agreement with Ambridge Partners LLC respecting the issuance of a representations and warranties insurance policy and to purchase the insurance policy at closing. Pella agreed to reimburse Apogee for fifty percent of the amount of the premium for the insurance policy, up to a maximum reimbursement amount of $500,000. To facilitate the transition of the business operations of EFCO under new ownership, Pella and EFCO agreed to enter into a transition services agreement at the closing, providing for the post-closing performance by Pella of certain administrative and other services on behalf of EFCO.

The Stock Purchase Agreement also contains termination rights for each of Apogee, EFCO and Pella exercisable in the event that certain closing conditions become incapable of fulfillment or if the closing has not occurred on or before the date six months following the date of the Stock Purchase Agreement.

The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as Exhibit 2.1 and is incorporated herein by reference. The Stock Purchase Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Stock Purchase Agreement, and are intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Stock Purchase Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, Apogee. Investors are not third-party beneficiaries under the Stock Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Apogee, Pella or EFCO or any of their respective subsidiaries or affiliates.

Cautionary Statement Regarding Forward-Looking Information

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management’s current views with respect to future events and financial performance. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should” and similar expressions are intended to identify forward-looking statements. Any statements in this report which do not describe historical facts, including but not limited to, statements regarding the proposed acquisition of EFCO by Apogee; the possibility that the closing conditions in the Stock Purchase Agreement will not be met; Apogee’s expectations about the expected benefits of the proposed transaction; the terms and conditions of the Stock Purchase Agreement; the other transactions contemplated by the Stock Purchase Agreement; and Apogee’s expectations regarding financing for the acquisition, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. From time to time, we also may provide oral and written forward-looking statements in other materials we release to the public, such as press releases, presentations to securities analysts or investors, or other communications by Apogee. Any or all of our forward-looking statements in this report and in any public statements we make could be materially different from actual results. Apogee cannot give any assurance that any of the transactions contemplated by the Stock Purchase Agreement will be completed. A further list and description of additional business risks, uncertainties and other factors can be found in Apogee’s filings with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K for the fiscal year ended March 4, 2017 and subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov and www.apog.com. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Apogee’s ability to control or predict. Apogee does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 8.01.    Other Events.

Apogee issued a press release on May 1, 2017 announcing the execution of the Stock Purchase Agreement. A copy of the press release is included with this current report on Form 8-K as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of April 28, 2017, by and among Apogee Enterprises, Inc., EFCO Corporation, and Pella Corporation.*

99.1	Press Release of Apogee Enterprises, Inc. issued on May 1, 2017.

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Apogee agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

Date: May 2, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of April 28, 2017, by and among Apogee Enterprises, Inc., EFCO Corporation, and Pella Corporation.*

99.1	Press Release of Apogee Enterprises, Inc. issued on May 1, 2017.

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Apogee agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.